Exhibit 10.2

                               STEVEN MADDEN, LTD.
                       STOCK GRANT AGREEMENT ("Agreement")


         Steven Madden, Ltd., a Delaware corporation (the "Company"), hereby grants the right to receive shares (the "Grant") of its Common Stock (the "Shares") to Grantee named below, on the terms and conditions set forth in this Agreement. The terms and conditions of the Grant are set forth in this Agreement.

--------------------------------------------------------------------------------
Date of Agreement:                     August 1, 2002
--------------------------------------------------------------------------------
Name of Grantee:                       Daianara Grullon
--------------------------------------------------------------------------------
Grantee's Social Security Number:
--------------------------------------------------------------------------------
Number of Shares Covered by Grant:     20,000
--------------------------------------------------------------------------------
Grant Schedule:                        On January 1, 2005 (the "Grant Date"),
                                       provided that Grantee shall then be
                                       employed by the Company in the same
                                       capacity that Grantee is employed by the
                                       Company as of the date hereof, Grantee
                                       shall then be entitled to and receive a
                                       Grant of an aggregate of 20,000 shares of
                                       the Company's common stock (the "Granted
                                       Shares"). Such Grant shall be personal to
                                       Grantee and may not be assigned,
                                       transferred, pledged or hypothecated by
                                       Grantee.
--------------------------------------------------------------------------------
Withholding                            The Company or any affiliate thereof
Tax Requirement:                       shall have the right to retain and
                                       withhold the amount of taxes required by
                                       any government to be withheld or
                                       otherwise deducted and paid with respect
                                       to the issuance of the Shares. No Grant
                                       may be effective unless and until
                                       arrangements satisfactory to the Company,
                                       in its sole discretion, to pay such
                                       withholding taxes are made. At its
                                       discretion, the Company may require the
                                       Grantee to reimburse the Company for any
                                       such taxes required to be withheld by the
                                       Company and withhold any distribution in
                                       whole or in part until the Company is so
                                       reimbursed. In lieu thereof, the Company
                                       shall have the right to withhold from any
                                       other cash amounts due or to become due
                                       from the Company to Grantee an amount
                                       equal to such taxes or retain and
                                       withhold a number of shares having a
                                       market value not less than the amount of
                                       such taxes required to be withheld by the
                                       Company to reimburse the Company for any
                                       such taxes and cancel (in whole or in
                                       part) any such Shares so withheld.
                                       Although the Company may, in its
                                       discretion, accept Shares as payment of
                                       withholding taxes, the Company shall not
                                       be obligated to do so.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effect of Liquidation,                 Upon a merger (other than a merger of the
Reorganization, or                     Company in which the holders of Shares
Change in Control:                     immediately prior to the merger have the
                                       same proportionate ownership of common
                                       stock in the surviving corporation
                                       immediately after the merger),
                                       consolidation, acquisition of property or
                                       stock, separation, reorganization (other
                                       than mere reincorporation or creation of
                                       a holding company), or liquidation of the
                                       Company (each, an "event"), as a result
                                       of which the stockholders of the Company
                                       receive cash, stock, or other property in
                                       exchange for, or in connection with,
                                       their Shares, this Agreement and the
                                       Grant shall accelerate and be issued (in
                                       the original form or in a substantially
                                       equivalent form) no later than six (6)
                                       months after such event whether or not
                                       the Grant Date set forth in this
                                       Agreement has occurred but provided that
                                       the Grantee is employed by the Company or
                                       the surviving entity upon the date of
                                       such issuance in the same or
                                       substantially similar capacity that
                                       Grantee is employed by the Company as of
                                       the date hereof.
--------------------------------------------------------------------------------
Entire Agreement:                      This Agreement constitutes the entire
                                       Agreement of Grantee and the Company with
                                       respect to matters set forth herein and
                                       supersedes any prior understanding or
                                       agreement, oral or written, with respect
                                       thereto.
--------------------------------------------------------------------------------


              By signing this Agreement sheet, you agree to all of the terms and conditions described in this Agreement.


Grantee: /s/ DAIANARA GRULLON
         -------------------------------
                 (Signature)
         Name:  Daianara Grullon


Name: /s/ JAMIESON KARSON
      ----------------------------------
      Company: Steve Madden Ltd.
      Title:   Chief Executive Officer